UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 19, 2022
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Page Mill Road, Palo Alto, California		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 19, 2022, HP Inc. (the “Company”) announced the early participation results of its previously announced (i) offer to exchange (the “Exchange Offer”) any and all outstanding notes (the “Poly Notes”) issued by Plantronics, Inc. (“Poly”) for up to $500,000,000 aggregate principal amount of new notes to be issued by the Company and (ii) the related solicitation of consents (together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”) to adopt certain proposed amendments (the “Amendments”) that would eliminate substantially all restrictive covenants and certain events of default and other provisions in the indenture (the “Poly Indenture”) governing the Poly Notes.

Based on the early tenders as of 5:00 p.m., New York City time, on July 18, 2022, the requisite consents have been received to adopt the Amendments with respect to the Poly Notes.

The Exchange Offer and Consent Solicitation was commenced in connection with the pending acquisition of Poly by the Company (the “Acquisition”) and is conditioned, among other things, upon the closing of the Acquisition.  The Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on August 1, 2022, unless extended or earlier terminated (such date and time, as may be extended, the “Expiration Date”).  It is expected that Poly will promptly execute the supplemental indenture to the Poly Indenture implementing the Amendments; however, the Amendments will become operative only upon the settlement of the Exchange Offer, which is expected to occur promptly after the Expiration Date and no earlier than the closing date of the Acquisition.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	HP Inc. Press Release dated July 19, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 19, 2022	HP INC.

	By:	/s/ Rick Hansen
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Corporate Secretary